UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2018

Community Choice Financial Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-35537	45-1536453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6785 Bobcat Way, Suite 200
Dublin OH 43016
(Address of principal executive offices) (Zip code)

888-513-9395
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Restructuring Agreement

On December 12, 2018, Community Choice Financial Inc. (the “Company”) entered into an agreement (the “Restructuring Agreement”),, with (a) CCF OpCo LLC, a Delaware limited liability company (“CCF OpCo”), (b) CCF Holdings LLC, a Delaware limited liability company (“CCF Holdings”), (c) CCF Intermediate Holdings LLC, a Delaware limited liability company (“CCF Intermediate”), (d) certain of  the Company’s direct and indirect subsidiaries, (e) certain noteholders under (i) the Indenture, dated as of April 29, 2011 (as amended, modified or supplemented from time to time, the “2019 Indenture”), by and among the Company, the subsidiary guarantors party thereto, Computershare Trust Company, N.A. and Computershare Trust Company of Canada, together as indenture trustee (the “Indenture Trustee”), and Computershare Trust Company, N.A., as collateral agent (in such capacity, the “Collateral Agent”) governing the Company’s 10.75% senior secured notes due May 1, 2019 (the “2019 Notes”), (ii) the Indenture, dated as of July 6, 2012 (as amended, modified or supplemented from time to time, the “2020 Indenture”, and together with the 2019 Indenture, the “Existing Indentures”), by and among the Company, the subsidiary guarantors party thereto, the Indenture Trustee and the Collateral Agent, governing the Company’s 12.75% senior secured notes due May 1, 2020 (the “2020 Notes”), and (iii) the Indenture, dated as of September 6, 2018 (as amended, modified or supplemented from time to time, the “SPV Indenture”), by and among Community Choice Financial Issuer, LLC, a Delaware limited liability company (“CCF Issuer”), the guarantor party thereto, and Computershare Trust Company, N.A, as indenture trustee (in such capacity, the “SPV Trustee”) and collateral agent (in such capacity, the “SPV Collateral Agent”) governing CCF Issuer’s 9.00% senior secured notes due September 6, 2020 (the “SPV Notes”), (f) certain investment funds associated with Diamond Castle Holdings and Golden Gate Capital (each, a “Sponsor,” and collectively, the “Sponsors”) and (g) CCF Issuer as revolving lender (the “Revolving Lender”) under the Credit Agreement, dated as of September 6, 2018 (as amended, amended and restated, modified, supplemented, or otherwise restated from time to time, the “Revolving Credit Agreement”), by and among CCF OpCo, CCF Intermediate, the subsidiary guarantors party thereto, GLAS Trust Company LLC as administrative agent, and the Revolving Lender.

Substantially concurrent with the execution and delivery of, and pursuant to, the Restructuring Agreement, on December 12, 2018 (the “Closing Date”) the Company consummated a number of transactions contemplated thereby (the “Restructuring”), which satisfied the Company’s obligation to execute a Deleveraging Transaction (as defined in the Revolving Credit Agreement) required under the 2019 Notes and 2020 Notes.

The Deleveraging Transaction was effected by way of an out-of-court strict foreclosure transaction, pursuant to which the Collateral Agent under the Existing Indentures were, acting at the direction of certain beneficial holders holding more than 50% of the 2019 Notes and the beneficial holders of 100% of the 2020 Notes, exercised remedies whereby all right, title and interest in and to all of the assets of the Company that constitute collateral with respect to the Existing Indentures, including the issued and outstanding equity interests in certain of the Company’s direct subsidiaries, were transferred to CCF OpCo. CCF OpCo is an indirect wholly owned subsidiary of CCF Holdings. Neither CCF Holdings or CCF OpcCo is owned or controlled by the Company.

As a result of the strict foreclosure, all obligations represented by the 2019 Notes and 2020 Notes were extinguished, and holders of the 2019 Notes and 2020 Notes will receive a pro rata share of $276.9 million of newly-issued PIK Notes (as defined herein) and 850,000 Class A Common Units issued by CCF Holdings. Additionally, the holders of SPV Notes received their pro rata share of 150,000 Class B Common Units issued by CCF Holdings, and the Company’s existing equity holders, including the Sponsors, are entitled to receive a pro rata share of up to 52,631.6 Class C Common Units issued by CCF Holdings.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Deleveraging Transaction and pursuant to the Restructuring Agreement and notices of the strict foreclosure delivered on the Closing Date, all of the then outstanding 2019 Notes and 2020 Notes were cancelled (the “Notes Cancellation”). As a result of the Notes Cancellation, the Company and the guarantors party to the Existing Indentures were released from their respective obligations under the Existing Indentures and the corresponding 2019 Notes and 2020 Notes, all obligations thereunder were extinguished and holders of the 2019 Notes and the 2020 Notes will not receive any future payments of principal or interest thereon.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures contained in Item 1.01 are hereby incorporated into this Item 2.01 by reference.

Item 3.03 Material Modification of Rights of Security Holders.

 The disclosures contained in Item 1.01 are hereby incorporated into this Item 3.03 by reference.

Item 8.01 Other Events.

Amended and Restated Limited Liability Company Agreement

On the Closing Date, in connection with the Restructuring, CCF Holdings entered into an Amended and Restated Limited Liability Company Agreement with each of the Members (as defined therein) (the “Amended and Restated LLC Agreement”). The Amended and Restated LLC Agreement provides the terms governing the issuance of the various classes of equity by CCF Holdings and other matters relating to the operation and governance of CCF Holdings. Only Class A Common Units, Class B Common Units and Class C Common Units were issued on the Closing Date. Class M Common Units have been reserved for issuance pursuant to a management incentive plan to be approved by CCF Holdings Board of Managers and may represent up to 15% of the economic interest in CCF Holdings. The Class C Common Units currently represent 0% of the economic interest in CCF Holdings. However, if certain thresholds specified in the Amended and Restated LLC Agreement are met, Class C Common Units would be entitled to distributions pursuant to the Amended and Restated LLC Agreement. Of the current economic interests, 85% is allocable to the Class A Common Units and 15% is allocable to the Class B Common Units.  However, in the event of a redemption pursuant to the equity redemption right in the PIK Notes Indenture described below, the Class A Common Units issued as of the Closing Date will be substantially diluted and, in most circumstances, would represent approximately 1% of the Class A Common Units following such redemption.

Class B Common Units will be the sole voting units until the earlier of (i) the full repayment in cash of all indebtedness owed under the PIK Notes, and (ii) the issuance of Class A Common Units as a result of the exchange, redemption, repurchase or settlement of the PIK Notes in accordance with the PIK Notes Indenture (the occurrence of the events described in either of clause (i) or (ii), a “Class B Conversion Event”). The Class B Common Units will automatically convert into an equal number of Class A Common Units at the time of a Class B Conversion Event, and following such conversion the Class A Common Units will be the sole voting units.  Except with respect to amendments to the provisions in the Amended and Restated LLC Agreement affecting the rights and obligations of Class C Common Units and Class M Common Units, holders of Class C Common Units and Class M Common Units do not have any voting rights.

In addition, certain holders of voting units as described in the Amended and Restated LLC Agreement have specified approvals rights over certain actions of CCF Holdings. Such approval rights include approval of (i) issuances, redemptions and repurchases of any units of CCF Holdings or any equity securities of any subsidiaries; (ii) the entering into or approval of a management incentive plan or the modification of any management incentive plan that would result in the number of authorized Class M Common Units being greater than 15% of the sum of the total number of outstanding units; (iii) the entering into of any agreement to effect a public offering; (iv) the incurrence of debt by CCF Holdings and its subsidiaries; (v) the issuance of Additional Financing Units (as defined in the Amended and Restated LLC Agreement) in excess of the cap set forth therein; (vi) the giving by CCF Holdings or any of its subsidiaries of any guaranties or indemnities in connection with debt or other obligations; (vii) the modification or amendments of the Amended and Restated LLC Agreement or the Certificate of Formation of CCF Holdings; (viii) entering into or consummating any Change of Control Transaction (as defined in the Amended and Restated LLC Agreement); (ix) certain affiliate transactions in excess of $5.0 million; (x) any redemption or repurchase or other satisfaction of the PIK notes in which the holders of the PIK Notes will receive cash consideration; and (xi) changing the principal place of business of CCF Holdings to a place or places outside of the United States. Such approval rights are subject to various qualifications and exceptions as set forth in the Amended and Restated LLC Agreement.

The Class A Common Units, Class B Common Units and Class C Common Units issued in connection with the Restructuring were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to transfer restrictions set forth in the legends thereto. The Class A Common Units (CUSIP No. 12509J 109) and Class B Common Units (CUSIP No. 12509J 307) are restricted for trading pursuant to the Securities Act. The transfer agent for the units of CCF Holdings is American Stock Transfer & Trust Company, LLC (“AST”).

The foregoing description of the Amended and Restated LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 99.1 hereto.

PIK Notes Indenture

On the Closing Date, CCF Holdings entered into an indenture (the “PIK Notes Indenture”) with AST, as trustee (the “PIK Notes Trustee”), governing the issuance of $276,940,398 aggregate principal amount of CCF Holdings’ 10.750% senior PIK notes due 2023 (the “PIK Notes”). The PIK Notes bear interest at a rate of 10.750% per annum, payable in-kind. The PIK Notes will mature on December 15, 2023.

The PIK Notes Indenture limits the ability of CCF Holdings and its restricted subsidiaries to, among other things, (i) incur additional debt; (ii) issue Disqualified Stock or Preferred Stock (both as defined in the PIK Notes Indenture); (iii) pay dividends and make distributions; (iv) enter into certain transactions with affiliates; and (v) merge or consolidate or transfer or sell all or substantially all of its assets, subject in each case to qualifications and exceptions as set forth in the PIK Notes Indenture.

The PIK Notes Indenture contains certain customary events of default, including: (i) default in the payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the PIK Notes; (ii) default in the payment of interest when it becomes due and payable if such default continues for a period of 30 days; (iii) default in the observance or performance of any other covenant in the PIK Notes Indenture, which default continues uncured for a period of 30 days after (1) CCF Holdings’ receipt of written notice from the PIK Notes Trustee or (2) the receipt by CCF Holdings and the PIK Notes Trustee of written notice from the holders of at least 25% of the then outstanding principal amount of the PIK Notes as provided in the PIK Notes Indenture; (iv) default under any mortgage, indenture or instrument under which CCF Holdings or any of its subsidiaries have borrowed or guaranteed indebtedness, other than indebtedness owed to CCF Holdings or a subsidiary if (1) such default results from the failure to pay when due (at its stated final maturity, upon acceleration as a result of default or otherwise) and (2) the principal amount of such indebtedness is, in the aggregate, $25 million; (v) failure of CCF Holdings or any significant subsidiary to pay final judgments in excess of $25 million for a period of more than 60 days after such judgment becomes final; and (vi) certain voluntary or involuntary events of bankruptcy, insolvency or reorganization of CCF Holdings or any significant subsidiary.

CCF Holdings may redeem all or a part of the PIK Notes in cash at a redemption price equal to 100% of the principal amount of the PIK Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding the date of redemption. Additionally, CCF Holdings may redeem all of the PIK Notes in connection with specific kinds of transactions or changes of control by delivery of Class A Common Units, subject to certain conditions. The PIK Notes are required to be redeemed in the event CCF Holdings completes a significant public offering of Class A Common Units, as specified in the PIK Notes Indenture.

The PIK Notes issued in connection with the Restructuring were not registered under the Securities Act and are subject to transfer restrictions set forth in the legends thereto. The PIK Notes (CUSIP No. 12509J AA7) are restricted for trading pursuant to the Securities Act. The foregoing description of the PIK Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 99.2 hereto.

Registration Rights Agreement

On the Closing Date, CCF Holdings also entered into a registration rights agreement (the “Registration Rights Agreement”) with the holders signatory thereto, pursuant to which CCF Holdings agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) to register under the Securities Act resales from time to time of the PIK Notes and the Class A Common Units and Class B Common Units of CCF Holdings issued in the Restructuring. The Company is required to use reasonable best efforts to file a registration statement within 90 days of the Closing Date and to cause such registration statement to become effective under the Securities Act as promptly as practicable thereafter.

Holders of Registrable Securities (as defined in the Registration Rights Agreement) will also have “piggyback” rights in connection with certain registrations and offerings. To become a party to the Registration Rights Agreement and receive the benefits and be subject to the obligations thereof, beneficial owners of Registrable Securities will need to execute a joinder the to the Registration Rights Agreement and provide reasonable documentation to CCF Holdings reflecting such beneficial ownership.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 99.3 hereto.

Amended and Restated SPV Indenture

On the Closing Date, in connection with the Restructuring, CCF Issuer, Community Choice Financial Holdings, LLC (“Community Choice Holdings”), as guarantor, the SPV Trustee and the SPV Collateral Agent amended and restated the SPV Indenture (the “Amended and Restated SPV Indenture”) to extend the maturity of the SPV Notes from September 6, 2020 to June 15, 2023 and make certain other modifications to the terms thereof. The security agreement related to the SPV Indenture, pursuant to which CCF Issuer and Community Choice Holdings each granted a pledge over all of their respective assets, was also amended to, among other things, pledge CCF Issuer’s interests in the Amended and Restated Revolving Credit Agreement (as defined below). CCF Issuer issued new 9.00% senior secured notes due June 15, 2023 (the “Amended and Restated SPV Notes”) to holders of the SPV

Notes in connection with the execution of the Amended and Restated SPV Indenture. The Amended and Restated SPV Notes were not registered under the Securities Act.

The foregoing description of the Amended and Restated SPV Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 99.4 hereto.

Amended and Restated Credit Agreement

On the Closing Date, in connection with the Restructuring, the Company’s rights and obligations under the Revolving Credit Agreement were, in a series of assignments and assumptions, assigned by the Company and assumed by CCF OpCo, and the Revolving Credit Agreement was simultaneously amended and restated (the “Amended and Restated Revolving Credit Agreement”). The Amended and Restated Revolving Credit Agreement amends and restates the Revolving Credit Agreement to, among other things, extend the maturity date from September 6, 2020 to June 15, 2023. All obligations under the Amended and Restated Revolving Credit Agreement are secured by substantially all the assets of CCF OpCo, CCF Intermediate and certain of CCF OpCo’s subsidiaries.

The Amended and Restated Revolving Credit Agreement matures June 15, 2023 and bears interest at 9.00% per annum. The Amended and Restated Revolving Credit Agreement also contains restrictive covenants that limit CCF OpCo’s ability to incur additional indebtedness, pay dividends on or make other distributions or repurchase the CCF OpCo’s capital stock, make certain investments, enter into certain types of transactions with affiliates, create liens and sell certain assets or merge with or into other companies. Furthermore, the Amended and Restated Revolving Credit Agreement requires compliance with covenants that relate to financial performance, including minimum EBITDA, asset coverage and minimum liquidity tests. The administrative agent under the Amended and Restated Revolving Credit Agreement is required to take direction from a representative of the holders of the Amended and Restated SPV Notes. The Amended and Restated Revolving Credit Agreement also contains a cross-default to the Amended and Restated SPV Notes and the Amended and Restated Loan and Security Agreement, dated as of April 25, 2017 (as amended, modified or supplemented from time to time) with Ivy Funding Nine, LLC, as lender and CCFI Funding II, LLC, a non-subsidiary guarantor of CCF OpCo (following the transactions contemplated by the Restructuring Agreement).

Discontinuation of Voluntary Filing

Prior to the Closing Date, the Company voluntarily filed periodic reports with the SEC pursuant to contractual agreements set forth in the Existing Indentures. Upon the completion of the Restructuring, all outstanding obligations under the Existing Indentures were cancelled. As a result, the Company is no longer required to file, and does not anticipate filing, any reports with the SEC subsequent to this filing on Form 8-K.

Forward-Looking Statements and Information

Certain statements contained or incorporated by reference in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements, including statements that are not historical fact. The description of the Restructuring Agreement, Restructuring, the Deleveraging Transaction, the strict foreclosure, and the related transactions set forth herein contain forward-looking statements.

The PIK Notes, Class A, B, C and M Common Units that were issued or will be issued in the Restructuring have not been and will not be registered under the Securities Act, or any state securities laws. No such securities may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This current report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, and securities referred to herein.

Item 9.01 Financial Statements and Exhibits:

(d) Exhibits

Exhibit Number	Description

99.1	Amended and Restated Limited Liability Company Agreement of CCF Holdings LLC, dated December 12, 2018.
99.2	PIK Notes Indenture, dated December 12, 2018, among CCF Holdings LLC, as issuer, and American Stock Transfer &Trust Company, LLC, as trustee (including form of PIK Notes).
99.3	Registration Rights Agreement, dated December 12, 2018, among CCF Holdings LLC and the holders signatory thereto.
99.4

Amended and Restated SPV Indenture, dated December 12, 2018, among Community Choice Financial Holdings, LLC, as guarantor, Community Choice Financial Issuer, LLC, as issuer, and Computershare Trust Company, N.A., as trustee and collateral agent (including form of Amended and Restated SPV Notes).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Choice Financial Inc

Dated: December 13, 2018	By:	/s/ Michael Durbin
Michael Durbin
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer